UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report: October 21, 2015 (Date of earliest event reported)
Lake Sunapee Bank Group (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	0-17859 (Commission File Number)	02-0430695 (IRS Employer Identification Number)

9 Main Street, PO Box 9, Newport, New Hampshire (Address of principal executive offices)		03773 (Zip Code)
603-863-0886 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

 On October 21, 2015, Lake Sunapee Bank Group issued a press release announcing its financial results for the third quarter of 2015. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this item.

The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits (d) Exhibits 99.1 Press Release of Lake Sunapee Bank Group dated October 21, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2015	LAKE SUNAPEE BANK GROUP By: /s/ Laura Jacobi Laura Jacobi EVP/ Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Lake Sunapee Bank Group dated October 21, 2015